UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2008
The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 765-4999
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 13, 2008, The SCO Group, Inc. (the “Company”) entered into a Memorandum of Understanding (the “MOU”) with Stephen Norris Capital Partners, LLC (“SNCP”), a Delaware limited liability company, whereby SNCP will provide up to $100 million to finance a plan of reorganization for the Company. As part of the financing, SNCP will buy a controlling interest in the Company, and take it private. As a result, the Company will shortly be filing a plan to emerge from Chapter 11 of the United States Bankruptcy Code in 2008. The Board of Directors of the Company has unanimously determined that this financing and plan of reorganization is in the best long-term interests of the Company and its subsidiaries, as well as its customers, shareholders, creditors and employees. The MOU is subject to, among other conditions, Bankrupcty Court approval and on February 14, 2008, the Company filed a motion seeking such approval.
     A copy of the press release announcing the execution of the MOU is attached hereto as Exhibit 99.1.
Forward-Looking Statements
     The statements contained in this Form 8-K regarding (1) the Company’s plan of reorganization, including its ability to emerge from Chapter 11 of the United States Bankruptcy Code, and (2) the Company’s financing efforts are forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks and uncertainties. We wish to advise readers that a number of important factors could cause actual results to differ materially from historical results or those anticipated in such forward-looking statements. These factors include, but are not limited to, outcomes and developments of our Chapter 11 case, court rulings in our bankruptcy proceedings, the impact of the bankruptcy proceedings on our other pending litigation, and our cash balances and available cash. These and other factors that could cause actual results to differ materially from those anticipated are discussed in more detail in the Company’s periodic and current filings with the Securities and Exchange Commission (“SEC”), including the Company’s Form 10-K for the fiscal year ended October 31, 2007, and future filings with the SEC. These forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, except as required by law.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following items are filed as exhibits to this report:

99.1	Press Release, dated February 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 14, 2008

THE SCO GROUP, INC.

By: Name:	/s/ Kenneth R. Nielsen Kenneth R. Nielsen
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 14, 2008